Note 5 - Impairment charge	12 Months Ended
Dec. 31, 2022
Disclosure of impairment loss and reversal of impairment loss [abstract]
Note 5 - Impairment charge

5Impairment charge

Tenaris’s main source of revenue is the sale of products and services to the oil and gas industry, and the level of such sales is sensitive to international oil and gas prices and their impact on drilling activities.

The Company conducts regular assessments of the carrying values of its assets. The recoverable valueis based on the value inuse. The main key assumptions used in estimating the value in use are discount rate, growth rate and competitive, economic and regulatory factors applied to determine cash flow projections, such as oil and gas prices, average number of active oil and gas drilling rigs (rig count) and raw material costs. In December 2022, the Company conducted impairment tests, andalso reviewed and impaired the values of certain idle assets in its subsidiaries.

For purposes of assessing key assumptions, to estimate discounted future cash flows, the Company uses external sources of information and management judgment based on past experience and expectations. Management has determined the value of each of the key assumptions as follows:

- Discount rate: based on the applicable weighted average cost of capital (“WACC”), which is considered to be a good indicator of capital cost, taking into account the industry, country and size of the business. For each CGU where assets are allocated, a specific WACC was determined. In 2022, the main discount rates used were in a range between 13.4% and 20.2%.

- Growth rate: considers mainly the inflation impact on prices and costs, the long-term evolutionof the oil and gas industry, the higher demand to offset depletion- of existing fields and the Company’s expected market penetration. In 2022, a nominal growth rate of 2% was considered.

- Oil and gas prices: based on industry analysts’ reports and management’s expectations of market development.

- Rig count: based on information published by Baker Hughes and management’s expectations.

- Raw material costs: based on industry analysts’ reports and management’s expectations.

In December 2022, in the presence of impairment indicators, the Company conducted impairment tests and reviewed the values ofcertain idle assets in its subsidiaries. The aforementioned analysis resulted in impairment charges of $76.7million, allocated in $63.1 million to the Tubes segment and $13.6 million to the Other segment.

In December, 2021, as a result of the expected termination of the NKKTubes joint venture,which represented an impairment indicator for its assets, an impairment test was conducted, resulting in a charge of $57 million that totally reduced the carrying amounts of property, plant and equipment and intangible assets. The total amount was allocated to the Tubes segment. Remaining carrying amounts after the recognition of impairment charges amounted to $53 million mainly related to working capital.

For the year 2020 a charge of approximately $622 million, impacting the carrying value of goodwill of the CGUs OCTG-USA, IPSCO and Coiled Tubing for $225 million, $357 million and $4 million respectively, and the carrying value of property, plant and equipment of the CGU Rods-USA for $36 million was recorded. Out of the total amount, $582 million were allocated to the Tubes segment.